UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2019

APACHE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-4300	41-0747868
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Post Oak Boulevard, Suite 100

Houston, Texas 77056-4400

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 296-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.625 par value	APA	New York Stock Exchange, Chicago Stock Exchange and NASDAQ Global Select Market
7.75% Notes Due 2029		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of Apache held on May 23, 2019, there were 375,910,273 shares of Apache common stock, par value $0.625 per share, eligible to vote, of which 346,168,051 shares, or 92.09 percent, were voted.

The matters voted upon, the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to such matters, were as stated below:

•	The following nominees for directors were elected to serve one-year terms expiring at the 2020 annual meeting of stockholders, by the majority of shares voted, excluding abstentions:

Nominee	For	Against	Abstentions	Broker Non- Votes
Annell R. Bay	311,717,326	4,318,637	257,663	29,874,425
John J. Christmann IV	314,869,555	1,197,792	226,278	29,874,425
Juliet S. Ellis	314,954,720	1,081,857	257,049	29,874,425
Chansoo Joung	314,859,679	1,195,381	238,565	29,874,425
Rene R. Joyce	311,826,212	4,206,406	261,008	29,874,425
John E. Lowe	313,362,274	2,313,651	617,701	29,874,425
William C. Montgomery	309,260,319	6,768,441	264,866	29,874,425
Amy H. Nelson	314,665,522	1,366,406	261,698	29,874,425
Daniel W. Rabun	309,370,626	6,677,866	245,134	29,874,425
Peter A. Ragauss	314,959,580	1,098,617	235,428	29,874,425

•	The appointment of Ernst & Young LLP as Apache’s independent auditors for fiscal year 2019 was ratified by the majority of shares voted, including abstentions:

For	Against	Abstentions	Broker Non-Votes
341,210,300	4,524,797	432,953	0

•

In a non-binding advisory vote to approve the compensation of Apache’s named executive officers as disclosed in Apache’s 2019 proxy statement (commonly known as “say on pay”), the compensation of Apache’s named executive officers was approved by the majority of shares voted, including abstentions:

For	Against	Abstentions	Broker Non-Votes
301,750,760	13,866,351	676,087	29,874,853

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APACHE CORPORATION

Date: May 28, 2019	/s/ Rajesh Sharma
	Name:	Rajesh Sharma
	Title:	Corporate Secretary